UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 24, 2012

CITRIX SYSTEMS, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	0-27084	75-2275152
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

851 West Cypress Creek Road

Fort Lauderdale, Florida 33309

(Address of Principal Executive Offices) (Zip Code)

Telephone: (954) 267-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5-Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the 2012 annual meeting of stockholders of Citrix Systems, Inc. (the “Company”), which was held on May 24, 2012 (the “2012 Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s Amended and Restated 2005 Equity Incentive Plan (as amended and then in effect, the “Plan”) to increase the aggregate number of shares authorized for issuance under the Plan by 5,500,000 shares of common stock, par value $.001 per share, of the Company and to increase the aggregate number of shares of the Company’s common stock issuable pursuant to restricted stock, restricted stock units, performance units or stock grants by 3,000,000 shares of the Company’s common stock (the “Plan Amendment”), as described in the Company’s proxy statement for the 2012 Annual Meeting filed with the Securities and Exchange Commission on April 13, 2012 (the “Proxy Statement”). The Plan Amendment previously had been approved, subject to stockholder approval, by the Company’s Board of Directors.

The Company’s executive officers and directors are eligible to receive awards under the Plan, as amended, including stock options and restricted stock units, in accordance with the terms and conditions of the Plan, as amended. A detailed summary of the Plan and the Plan Amendment is set forth in the Proxy Statement under the caption “Proposal 2: Approval of an Amendment to our Amended and Restated 2005 Equity Incentive Plan,” which summary is incorporated herein by reference. That detailed summary of the Plan and the foregoing description of the Plan Amendment are qualified in their entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 and subsequent amendments, including the Plan Amendment, which are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2012 Annual Meeting, the Company’s stockholders approved the four proposals listed below. The final results for the votes regarding each proposal are set forth below. The proposals are described in detail in the Company’s Proxy Statement.

Proposal 1

To elect Thomas F. Bogan, Nanci E. Caldwell and Gary E. Morin as Class II directors to each serve for a three-year term expiring at the Company’s annual meeting of stockholders in 2015 or until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Thomas F. Bogan	151,822,691	3,124,108	45,142	9,438,955
Nanci E. Caldwell	152,030,117	2,917,098	44,726	9,438,955
Gary E. Morin	151,938,792	3,007,642	45,507	9,438,955

Proposal 2

To approve the Plan Amendment:

Votes For	Votes Against	Abstentions	Broker Non-Votes
116,191,811	38,737,558	62,572	9,438,955

Proposal 3

To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2012:

Votes For	Votes Against	Abstentions	Broker Non-Votes
158,882,593	5,416,551	131,752	0

Proposal 4

To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
151,390,824	3,458,039	143,078	9,438,955

Section 9-Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Fourth Amendment to the Citrix Systems, Inc. Amended and Restated 2005 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citrix Systems, Inc.

Dated: May 30, 2012	By:	/s/ David J. Henshall
		Name:	David J. Henshall
		Title:	Executive Vice President, Operations, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

10.1	Fourth Amendment to the Citrix Systems, Inc. Amended and Restated 2005 Equity Incentive Plan